Exhibit 32

CERTIFICATION BY THE CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

This certification is not to be deemed filed pursuant to the Securities Exchange Act of 1934, as amended, and does not constitute a part of the Annual Report of Levi Strauss & Co., a Delaware corporation (the “Company”), on Form 10-K for the period ended November 26, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”).

In connection with the Report, each of the undersigned officers of the Company does hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in the Report.

/s/  R. John Anderson
R. John Anderson
President
and Chief Executive Officer
February 13, 2007

/s/  Hans Ploos van Amstel
Hans Ploos van Amstel
Senior Vice President
and Chief Financial Officer
February 13, 2007